UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

INVESCO DB US DOLLAR INDEX TRUST

(Registrant)

INVESCO DB US DOLLAR INDEX BULLISH FUND

INVESCO DB US DOLLAR INDEX BEARISH FUND

(Co-Registrants)

(Exact name of registrant as specified in its charter)

Delaware	001-33317; 001-33314; 001-33318;	87-0778080 (Trust)
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification No.)

c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, Illinois	60515
(Address of principal executive offices)	(Zip Code)

(800) 983-0903

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 4, 2018, Invesco PowerShares Capital Management LLC, on its own behalf as Managing Owner of PowerShares DB US Dollar Bullish Fund and PowerShares DB US Dollar Bearish Fund (the “Funds”) and as Attorney-in-Fact for all of the Limited Owners of the Funds, and Wilmington Trust Company, as trustee of the PowerShares DB US Dollar Index Trust (the “Trust”), entered into Amendment No. 2 (“Amendment No. 2”) to the Fifth Amended and Restated Declaration of Trust and Trust Agreement, dated as of February 23, 2015, as amended by Amendment No. 1 thereto, to effectuate a change in the name of the Trust and the Funds. The Trust’s name changed from PowerShares DB US Dollar Index Trust to Invesco DB US Dollar Index Trust and the Funds’ names changed from PowerShares DB US Dollar Index Bullish Fund and PowerShares DB US Dollar Index Bearish Fund to Invesco DB US Dollar Index Bullish Fund and Invesco US Dollar Index Bearish Fund, respectively. Amendment No. 2 became effective on June 4, 2018. A copy of Amendment No. 2 is filed as Exhibit 4.1.2 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1.2	Amendment No. 2 to the Fifth Amended and Restated Declaration of Trust and Trust Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:		/s/ Daniel Draper
		Name:	Daniel Draper
		Date:	June 4, 2018
		Title:	Principal Executive Officer

Invesco DB US Dollar Index Bullish Fund, a series of Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:		/s/ Daniel Draper
		Name:	Daniel Draper
		Date:	June 4, 2018
		Title:	Principal Executive Officer

Invesco DB US Dollar Index Bearish Fund, a series of Invesco DB US Dollar Index Trust

By:	Invesco Capital Management LLC, its Managing Owner

	By:		/s/ Daniel Draper
		Name:	Daniel Draper
		Date:	June 4, 2018
		Title:	Principal Executive Officer